                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 14, 2001 included in Calpine Corporation's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this Registration Statement.


San Jose, California
April 18, 2001